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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: April 3, 2002
                        (Date of earliest event reported)

                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)

An Ohio Corporation                  No. 1-303                  31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                   Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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EXPLANATORY NOTE:

                This filing is made solely to conform signature on the contracts which are Exhibits to the Form 8-K filed on April 3, 2002.


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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                (c)     Exhibits:

                        1.1 Underwriting Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc.

                        1.1.1 Pricing Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc.

                        4.3.1 Thirteenth Supplemental Indenture dated as of April 3, 2002, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 6.75% Senior Notes due 2012.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                THE KROGER CO.


June 16, 2003                             By: (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                 and General Counsel

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                                  EXHIBIT INDEX

EXHIBIT NO.                             EXHIBIT
-----------                             -------

1.1 Underwriting Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc.

1.1.1 Pricing Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc.

4.3.1 Thirteenth Supplemental Indenture dated as of April 3, 2002, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 6.75% Senior Notes due 2012.